UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14701 Charlson Road

Eden Prairie, MN 55347

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CHRW	The Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

Pursuant to notice duly given, C.H. Robinson Worldwide, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders virtually on May 7, 2020 at www.virtualshareholdermeeting.com/CHRW2020 (“2020 Annual Meeting”). The number of outstanding shares on the record date for the 2020 Annual Meeting was 131,339,702 shares. At the 2020 Annual Meeting, 114,344,919 shares, or approximately 87 percent of the outstanding shares, were represented in person or by proxy. At the 2020 Annual Meeting, the shareholders of the Company: (1) elected the nine director nominees set forth below to serve one-year terms, expiring at the Company’s 2021 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers; and (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the matters voted upon by the shareholders are as follows:

Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
Scott P. Anderson	88,111,245	13,094,319	506,044	12,633,909
Robert C. Biesterfeld Jr.	97,114,851	4,091,569	506,044	12,633,909
Wayne M. Fortun	89,814,392	11,355,888	506,044	12,633,909
Timothy C. Gokey	90,028,156	11,143,920	506,044	12,633,909
Mary J. Steele Guilfoile	94,112,503	7,060,615	506,044	12,633,909
Jodee A. Kozlak	94,536,957	6,634,691	506,044	12,633,909
Brian P. Short	90,308,225	10,649,108	506,044	12,633,909
James B. Stake	94,959,199	6,212,710	506,044	12,633,909
Paula C. Tolliver	96,281,241	4,890,046	506,044	12,633,909

Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
93,947,887	7,210,574	553,147	12,633,909

Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

For	Against	Abstain
112,793,374	1,484,687	66,858

At a meeting of the Board of Directors of the Company held on May 7, 2020 prior to the 2020 Annual Meeting, the Board of Directors named Scott P. Anderson Chairman of the Board of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2020

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Ben G. Campbell
Ben G. Campbell
Chief Legal Officer and Secretary